                        Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Media and Entertainment.com, Inc. (the “Company”) for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Winston Johnson, principal executive and financial officer of the Company, certify, pursuant to 18 U.S.C. 1350, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The Information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

Date: August 6, 2004

By:  /s/ Winston Johnson

Winston Johnson

Principal executive and financial officer